                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 30, 2005
                                                  ------------------------------

                   Structured Asset Securities Corporation II
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-119328-05            82-0569805
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)       Identification No.)

745 Seventh Avenue, New York, New York                           10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    ----------------------------

                                       N/A
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
---------  -------------------------------------------

         On June 30, 2005, a pooling and servicing agreement dated as of June
13, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled LB-UBS Commercial
Mortgage Trust 2005-C3, Commercial Mortgage Pass-Through Certificates, Series
2005-C3 (the "Certificates"). The Pooling and Servicing Agreement is attached as
Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class
A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-M, Class
A-J, Class B, Class C, Class D, Class E, Class F and Class X-CP (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-119328) and sold to
Lehman Brothers Inc. and UBS Securities LLC (collectively, the "Underwriters")
pursuant to an underwriting agreement dated as of June 21, 2005 (the
"Underwriting Agreement") between the Registrant, the Underwriters and the mortgage loan sellers. The Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Underwritten Certificates were acquired by the Registrant from UBS Real Estate Investments Inc. as a seller pursuant to a Mortgage Loan Purchase Agreement dated as of June 21, 2005 (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by that mortgage loan seller to the
Registrant with respect to those mortgage loans. The UBS/Registrant Mortgage
Loan Purchase Agreement is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
    ---------

Exhibit No.       Description

1.1               Underwriting Agreement dated as of June 21, 2005 among
                  Structured Asset Securities Corporation II as seller, Lehman
                  Brothers Inc. and UBS Securities LLC

                                       2

                  as underwriters and UBS Real Estate Investments Inc. and
                  Lehman Brothers Holdings Inc. as mortgage loan sellers.

4.1               Pooling and Servicing Agreement dated as of June 21, 2005
                  among Structured Asset Securities Corporation II as
                  depositor, Wells Fargo Bank, National Association as master servicer, J.E. Robert Company, Inc. as special servicer,
                  LaSalle Bank National Association as trustee and ABN AMRO
                  Bank N.V.

99.1              Mortgage Loan Purchase Agreement dated as of June 21, 2005 between UBS Real Estate Investments Inc. as seller, UBS
                  Principal Finance LLC as an additional party, and Structured
                  Asset Securities Corporation II as purchaser.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 15, 2005

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ----------------------------------
                                            Name:  David Nass
                                            Title: Senior Vice President

                                       4

                                  EXHIBIT INDEX
                                  -------------

                   The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
-----------                                                             --------

1.1            Underwriting Agreement dated as of June 21, 2005 among
               Structured Asset Securities Corporation II as seller, Lehman
               Brothers Inc. and UBS Securities LLC as underwriters and UBS
               Real Estate Investments Inc. and Lehman Brothers Holdings
               Inc. as mortgage loan sellers.

4.1           Pooling and Servicing Agreement dated as of June 21, 2005
              among Structured Asset Securities Corporation II as
              depositor, Wells Fargo Bank, National Association as master servicer, J.E. Robert Company, Inc. as special servicer, -
              LaSalle Bank National Association as trustee and ABN AMRO
              Bank N.V. as fiscal agent

99.1

              Mortgage Loan Purchase Agreement dated as of June 21, 2005 between UBS Real Estate Investments Inc. as seller, UBS
              Principal Finance LLC as an additional party, and Structured
              Asset Securities Corporation II as purchaser.

                                       5